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                                                                    Exhibit 10.6


                                 AMENDMENT NO. 1
                           TRADEMARK LICENSE AGREEMENT


      Reference is made to the Trademark License Agreement dated as of September 4, 2003, by and among Atari Interactive, Inc. ("Atari Interactive"), with a principal place of business at 417 Fifth Avenue, New York, NY 10016, Infogrames Entertainment, S.A. ("Parent"), with a principal place of business at 1 Place Verrazzano, 69252 Cedex 09, France, and Atari, Inc. (Licensee), with a principal place of business at 417 Fifth Avenue, New York, NY 10016, in full force as of the date hereof (the "Agreement"). This Amendment No. 1 to the Agreement ("Amendment"), effective as of August 22nd, 2005, when fully executed, shall constitute the further understanding between the parties with regard to the Agreement.

      1. Paragraph 4.2 shall be modified such that the following sentence shall be added as the last sentence of the paragraph:

      "In addition, Licensee's distribution and/or sale, pursuant to the distribution agreement ("Distribution Agreement") entered into by Licensee and Humongous, Inc. (see Distribution Agreement, attached as Exhibit A), of Software Packages (as defined in the Distribution Agreement) shall not be subject to the payment of any royalties or other consideration hereunder. For the avoidance of doubt, amounts received by Licensee in connection with such distribution and/or sales shall not be deemed net revenues."

      2. Except as expressly or by necessary implication modified or amended by this Amendment, the terms of the Agreement are hereby ratified and confirmed without limitation or exception.

      3. Capitalized terms used in this Amendment and not otherwise defined shall have the same meaning ascribed to them as set forth in the Agreement.

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      IN WITNESS WHEREOF, the parties have hereunto set forth their hands and seals as of the date first written above.

ATARI INTERACTIVE, INC.

By: /s/ Frederic Chesnais
    ------------------------
    Frederic Chesnais
    CEO

    August 22, 2005
    ---------------
    (date signed)

ATARI, INC.

By: /s/ Jeffrey B. Kempler
    --------------------------
    Jeffrey B. Kempler
    Senior Vice President,
    Business & Legal Affairs

    22 Aug 2005
    -------------
    (date signed)

INFOGRAMES ENTERTAINMENT S.A.

By: /s/ Bruno Bonnell
    --------------------------

    Bruno Bonnell
    ------------------
    (Name)

    PDG
    -------
    (Title)

    August 22, 2005
    ---------------
    (date signed)

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